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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          March 18, 2004
                                                 -------------------------------



                      Alliance Bancorp of New England, Inc.
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             (Exact name of registrant as specified in its charter)



          Delaware                      001-13405                06-1495617
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



    348 Hartford Turnpike, Vernon, CT                                06066
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:         (860) 875-2500
                                                 -------------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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                                      -2-


Item 9.       Regulation FD Disclosure

              On March 18, 2004, Alliance Bancorp of New England, Inc. announced that its shareholders voted to approve the merger with New Haven Savings Bank, at a Special Meeting of shareholders held on March 18, 2004 in Vernon, Connecticut. A copy of the company's news release is attached as Exhibit 99.1.

              The information in Item 9 to this Form 8-K and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.




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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 18, 2004                              ALLIANCE BANCORP OF
                                                   NEW ENGLAND, INC.
                                                   Registrant


                                                   By:  /s/ David H. Gonci
                                                        ----------------------
                                                        David H. Gonci
                                                        Senior Vice President/
                                                        Chief Financial Officer